EXHIBIT 99(b)

EXHIBIT 99(b) – CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clarion Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edmund Walsh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Edmund Walsh Edmund Walsh Chief Financial Officer Date: April 28, 2003